UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — January 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Growth Opportunities Fund

Semiannual report
1 | 31 | 20

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
POGAX

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 11, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. The spread of the coronavirus into regions beyond China unnerved investors worldwide. In late February, largely in response to this issue, stock markets experienced their worst weekly performance since the 2008 financial crisis. As often happens when stocks decline sharply, bonds provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell below 1% for the first time in history.

While this is not the first time global financial markets have encountered such turbulence, it can be unsettling for investors. Markets that are usually rational can behave irrationally at times. Throughout history, however, markets have proven remarkably resilient, routinely recovering from short-term crisis events to move higher over longer time periods. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals have experience in all types of market conditions and remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/20. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Growth Opportunities Fund

Richard, how was the environment for stock market investing during the reporting period?

It was a strong period for U.S. stocks and for large-cap growth stocks in particular. The period began in August 2019, when the market was somewhat turbulent, mainly due to investor concerns over the ongoing U.S.–China trade conflict. Although the Federal Reserve [the Fed] had just reduced short-term interest rates for the first time since 2008, investor sentiment was dampened. The Fed described the rate cut as a “mid-cycle adjustment,” and investors assumed it was not the start of a prolonged easing cycle. By the close of August, trade conflict headlines had sent the Dow Jones Industrial Average to its biggest intraday drop of the year.

Stocks recovered during the remainder of the period. The Fed cut interest rates two more times, and the S&P 500 Index closed at a record high following the October rate cut. In December, the Fed noted a favorable economic outlook for 2020, and all three major U.S. stock market indexes set new record highs. Stocks of large growth companies were among the best performers for the 2019 calendar year,

Growth Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Growth Opportunities Fund

which was also the U.S. stock market’s best year since 2013.

How did the fund perform in this environment?

For the six-month period, the fund posted a return of 11.76%, underperforming its benchmark, the Russell 1000 Growth Index, which returned 12.24%. The fund outperformed its Lipper peer group, Large-Cap Growth Funds, which had an average gain of 10.33%.

Could you provide some examples of stocks that helped the fund’s performance?

TransDigm Group, a maker and supplier of aerospace components and systems, was one of the top contributors to performance for the period. The stock advanced as TransDigm began to integrate its acquisition of Esterline Technologies. We believe TransDigm is a unique company within commercial aerospace and military end markets given limited competition in its core after-market business. TransDigm, which remained in the portfolio at the close of the period, has generated significant free cash flow and has been among the most profitable and highest-returning businesses in commercial aerospace.

Another portfolio highlight was Charter Communications, the second largest cable operator in the United States. The stock advanced as the company expanded its broadband penetration and reached a peak in its capital expenditures following several years of elevated investment. Among the attributes we favor about Charter is what we consider to be a strong regional subscription business combined with hard-to-replicate physical assets. We believe Charter is well positioned to benefit from the transition to 5G wireless technology. This holding remained in the portfolio at period-end.

Our investment in DocuSign was also a key contributor to performance for the period. DocuSign enables hundreds of millions of users to digitally prepare, execute, act on, and manage agreements from practically any device worldwide. DocuSign’s brand has become synonymous with the e-signature market, and its double-digit free cash flow margins and sustained 25% billings growth support our case for keeping it in the portfolio.

What are some holdings that detracted from performance for the period?

Among the top detractors was Live Nation Entertainment, which promotes live events, operates entertainment venues, and sells tickets for events worldwide. Live Nation’s stock was under pressure during the period due to an investigation by the Department of Justice into its ticketing practices. The issue was resolved in December 2019, and we believe the company remains well positioned as the global leader in a rapidly growing market. It remained in the portfolio at period-end.

We also continued to hold a position in IDEXX Laboratories, which was a detractor for the period due largely to the departure of its CEO, who stepped down for health reasons. IDEXX is an animal health-care company specializing in diagnostic testing, including in-office testing kits for veterinarians. The company has a 70% share of point-of-care veterinary facilities and has been growing its earnings at double-digit rates. We have confidence in the new CEO at IDEXX, and we believe the double-digit growth rates could continue for many years to come as consumer demand for these services is unwavering.

Another underperforming holding was the stock of PayPal Holdings. This company enables businesses and individuals to electronically transfer money and has benefited from the

Growth Opportunities Fund 5

rapid adoption of digital payments. Despite the near-term underperformance, we continue to hold PayPal, which has experienced consistent, solid year-over-year growth in active accounts. We are also optimistic about the potential of Venmo, the company’s app that provides peer-to-peer payments. Growth for Venmo has been strong, especially among younger users who appreciate the ability to send cash quickly between friends.

As the fund begins the second half of its fiscal year, what is your outlook?

Macroeconomic issues do not typically guide our day-to-day portfolio decisions, and we remain focused on characteristics of individual companies with our bottom-up, fundamental research process. Many of the companies we target have products or services that maintain their levels of demand in many types of economic environments. Therefore, their stocks are less vulnerable to fluctuations in the economy. Across all sectors of the portfolio, we look for high levels of recurring revenue, high margins, and less cyclical business models. While some economic acceleration would be beneficial, we don’t believe it is necessary for the holdings in our portfolio to outperform.

Thank you, Richard, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Growth Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	8.88%	339.51%	15.96%	108.15%	15.79%	81.09%	21.89%	30.03%	11.76%
After sales charge	8.61	314.23	15.27	96.18	14.43	70.68	19.51	22.55	5.33
Class B (8/1/97)
Before CDSC	8.59	313.99	15.27	100.52	14.93	77.12	20.99	29.06	11.36
After CDSC	8.59	313.99	15.27	98.52	14.70	74.12	20.31	24.06	6.36
Class C (2/1/99)
Before CDSC	8.55	307.68	15.09	100.52	14.93	77.07	20.98	29.09	11.33
After CDSC	8.55	307.68	15.09	100.52	14.93	77.07	20.98	28.09	10.33
Class R (1/21/03)
Net asset value	8.61	328.95	15.68	105.60	15.51	79.81	21.60	29.71	11.63
Class R5 (7/2/12)
Net asset value	9.14	352.87	16.30	111.25	16.13	82.66	22.24	30.39	11.92
Class R6 (7/2/12)
Net asset value	9.17	356.27	16.39	112.27	16.25	83.20	22.36	30.52	11.95
Class Y (7/1/99)
Net asset value	9.12	350.74	16.25	110.77	16.08	82.45	22.19	30.38	11.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Growth Opportunities Fund 7

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 1/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 1000
Growth Index	9.33%	340.79%	15.99%	105.47%	15.49%	72.99%	20.04%	27.94%	12.24%
Lipper Large-Cap
Growth Funds	9.11	292.36	14.57	92.41	13.93	68.37	18.91	24.89	10.33
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/20, there were 633, 627, 575, 517, 408, and 70 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/20
Distributions	Class A		Class B	Class C	Class R	ClassR5	ClassR6	Class Y
Number	1		1	1	1	1	1	1
Income	—		—	—	—	—	—	—
Capital gains
Long-term gains	$1.497		$1.497	$1.497	$1.497	$1.497	$1.497	$1.497
Short-term gains	—		—	—	—	—	—	—
Total	$1.497		$1.497	$1.497	$1.497	$1.497	$1.497	$1.497
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
7/31/19	$37.72	$40.02	$31.36	$31.98	$36.23	$39.82	$39.72	$39.49
1/31/20	40.54	43.01	33.31	33.99	38.83	42.95	42.85	42.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Growth Opportunities Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	8.74%	305.44%	15.03%	96.33%	14.44%	82.70%	22.25%	36.42%	9.65%
After sales charge	8.48	282.13	14.35	85.04	13.10	72.19	19.86	28.58	3.35
Class B (8/1/97)
Before CDSC	8.45	281.78	14.34	89.07	13.59	78.57	21.32	35.37	9.20
After CDSC	8.45	281.78	14.34	87.07	13.34	75.57	20.64	30.37	4.20
Class C (2/1/99)
Before CDSC	8.42	276.24	14.17	89.06	13.59	78.65	21.34	35.35	9.21
After CDSC	8.42	276.24	14.17	89.06	13.59	78.65	21.34	34.35	8.21
Class R (1/21/03)
Net asset value	8.47	295.41	14.74	93.88	14.16	81.37	21.95	36.04	9.48
Class R5 (7/2/12)
Net asset value	9.00	317.39	15.36	99.23	14.78	84.23	22.59	36.75	9.76
Class R6 (7/2/12)
Net asset value	9.04	320.59	15.45	100.22	14.90	84.80	22.72	36.90	9.84
Class Y (7/1/99)
Net asset value	8.98	315.49	15.31	98.79	14.73	84.08	22.56	36.74	9.77

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Growth Opportunities Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/19	1.03%	1.78%	1.78%	1.28%	0.76%	0.66%	0.78%
Annualized expense ratio for the
six-month period ended 1/31/20 *	1.04%	1.79%	1.79%	1.29%	0.78%	0.68%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.05% from annualizing the performance fee adjustment for the six months ended 1/31/20.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/19 to 1/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.54	$9.51	$9.51	$6.86	$4.16	$3.62	$4.21
Ending value (after expenses)	$1,117.60	$1,113.60	$1,113.30	$1,116.30	$1,119.20	$1,119.50	$1,118.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Growth Opportunities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/20, use the following calculation method. To find the value of your investment on 8/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.28	$9.07	$9.07	$6.55	$3.96	$3.46	$4.01
Ending value (after expenses)	$1,019.91	$1,016.14	$1,016.14	$1,018.65	$1,021.22	$1,021.72	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Growth Opportunities Fund 11

Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. You can lose money by investing in the fund.

12 Growth Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived

Growth Opportunities Fund 13

therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Growth Opportunities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2020, Putnam employees had approximately $466,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Growth Opportunities Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Growth Opportunities Fund

The fund’s portfolio 1/31/20 (Unaudited)

COMMON STOCKS (99.1%)*	Shares	Value
Aerospace and defense (5.1%)
Boeing Co. (The)	279,600	$88,988,292
Northrop Grumman Corp.	287,600	107,726,332
Raytheon Co.	216,600	47,855,604
TransDigm Group, Inc.	137,300	88,322,344
		332,892,572
Biotechnology (1.9%)
Seattle Genetics, Inc. †	367,400	39,822,486
Vertex Pharmaceuticals, Inc. †	361,100	81,987,755
		121,810,241
Capital markets (1.9%)
Intercontinental Exchange, Inc.	777,300	77,527,902
S&P Global, Inc.	148,200	43,530,786
		121,058,688
Chemicals (2.2%)
Linde PLC	331,600	67,357,908
Sherwin-Williams Co. (The)	137,435	76,549,921
		143,907,829
Commercial services and supplies (1.7%)
Edenred (France)	632,945	34,202,065
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $194) (Private)
(Germany) † F	146	121
New Middle East Other Assets GmbH (acquired 8/2/13, cost $78) (Private)
(Germany) † ΔΔ F	59	49
Waste Connections, Inc.	814,402	78,435,057
		112,637,292
Consumer finance (0.1%)
Oportun Financial Corp. (acquired 2/6/15 and 6/23/15, cost $13,480,762)
(Private) † F	430,264	8,147,479
		8,147,479
Entertainment (1.9%)
Live Nation Entertainment, Inc. †	1,633,996	111,373,167
Netflix, Inc. †	28,306	9,768,118
		121,141,285
Equity real estate investment trusts (REITs) (2.0%)
American Tower Corp.	551,100	127,711,914
		127,711,914
Food and staples retail (1.0%)
Walmart, Inc.	577,800	66,152,322
		66,152,322
Health-care equipment and supplies (6.1%)
Cooper Cos., Inc. (The)	115,800	40,169,862
Danaher Corp.	994,933	160,054,872
Edwards Lifesciences Corp. †	293,800	64,594,868
IDEXX Laboratories, Inc. †	409,778	111,053,936
Intuitive Surgical, Inc. †	40,700	22,783,046
		398,656,584

Growth Opportunities Fund 17

COMMON STOCKS (99.1%)* cont.	Shares	Value
Health-care providers and services (2.1%)
UnitedHealth Group, Inc.	493,000	$134,317,850
		134,317,850
Hotels, restaurants, and leisure (0.6%)
Planet Fitness, Inc. Class A † S	488,200	39,441,678
		39,441,678
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $194) (Private)
(Germany) † F	292	243
		243
Industrial conglomerates (1.4%)
Honeywell International, Inc.	146,013	25,292,372
Roper Technologies, Inc.	171,998	65,644,757
		90,937,129
Insurance (0.6%)
AIA Group, Ltd. (Hong Kong)	3,655,250	36,037,115
		36,037,115
Interactive media and services (6.6%)
Alphabet, Inc. Class C †	214,000	306,925,220
Facebook, Inc. Class A †	605,003	122,156,156
		429,081,376
Internet and direct marketing retail (7.3%)
Alibaba Group Holding, Ltd. ADR (China) †	290,400	59,993,736
Amazon.com, Inc. †	204,750	411,285,420
		471,279,156
IT Services (12.1%)
Fidelity National Information Services, Inc.	1,039,903	149,392,465
Mastercard, Inc. Class A	584,800	184,761,712
PayPal Holdings, Inc. †	1,694,300	192,963,827
Visa, Inc. Class A S	1,284,000	255,477,480
		782,595,484
Life sciences tools and services (2.5%)
IQVIA Holdings, Inc. †	521,500	80,962,875
Lonza Group AG (Switzerland)	205,871	84,648,276
		165,611,151
Media (1.8%)
Charter Communications, Inc. Class A †	221,016	114,366,939
		114,366,939
Multiline retail (0.5%)
Target Corp.	316,500	35,049,210
		35,049,210
Personal products (1.0%)
Estee Lauder Cos., Inc. (The) Class A	331,300	64,656,508
		64,656,508
Pharmaceuticals (0.8%)
Merck & Co., Inc.	605,100	51,699,744
		51,699,744
Professional services (2.2%)
CoStar Group, Inc. †	221,314	144,515,829
		144,515,829

18 Growth Opportunities Fund

COMMON STOCKS (99.1%)* cont.	Shares	Value
Road and rail (1.5%)
Union Pacific Corp.	543,771	$97,563,393
		97,563,393
Semiconductors and semiconductor equipment (3.6%)
NVIDIA Corp.	531,100	125,567,973
Texas Instruments, Inc.	871,500	105,146,475
		230,714,448
Software (17.8%)
Adobe, Inc. †	434,336	152,512,743
Dassault Systemes SA (France)	374,796	65,048,179
DocuSign, Inc. †	640,371	50,275,527
Microsoft Corp.	3,795,900	646,176,056
RingCentral, Inc. Class A †	210,900	43,356,822
Salesforce.com, Inc. †	1,081,729	197,210,014
		1,154,579,341
Specialty retail (2.1%)
Home Depot, Inc. (The)	484,911	110,608,199
TJX Cos., Inc. (The)	417,100	24,625,584
		135,233,783
Technology hardware, storage, and peripherals (8.2%)
Apple, Inc.	1,728,601	535,019,296
		535,019,296
Textiles, apparel, and luxury goods (2.5%)
lululemon athletica, Inc. (Canada) †	257,200	61,571,108
NIKE, Inc. Class B	1,035,551	99,723,561
		161,294,669
Total common stocks (cost $3,868,237,619)		$6,428,110,548

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Qualcomm, Inc. (Call)	Feb-20/$97.50	$328,509,871	$3,850,778	$1,733,693
Total purchased options outstanding (cost $11,552,334)				$1,733,693

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 1/3/14 and
4/20/17, cost $—) ΔΔ	1/9/22	$42.00	6,349	$—
Total warrants (cost $—)				$—

	Principal amount/
SHORT-TERM INVESTMENTS (1.5%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.81% [d]	Shares	49,528,075	$49,528,075
Putnam Short Term Investment Fund 1.70% L	Shares	42,585,733	42,585,733
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.52% P	Shares	980,000	980,000
U.S. Treasury Bills 1.569%, 5/21/20		$1,099,000	1,093,966
Total short-term investments (cost $94,187,667)			$94,187,774

TOTAL INVESTMENTS
Total investments (cost $3,973,977,620)			$6,524,032,015

Growth Opportunities Fund 19

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through January 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $6,485,700,890.

† This security is non-income-producing.

 ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $8,147,892, or 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS OUTSTANDING at 1/31/20 (premiums $8,548,728) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Qualcomm, Inc. (Call)	Feb-20/$100.00	$328,509,871	$3,850,778	$1,138,714
Total				$1,138,714

20 Growth Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Communication services	$664,589,600	$—	$—
Consumer discretionary	842,298,496	—	243
Consumer staples	130,808,830	—	—
Financials	121,058,688	36,037,115	8,147,479
Health care	787,447,294	84,648,276	—
Industrials	744,343,980	34,202,065	170
Information technology	2,637,860,390	65,048,179	—
Materials	143,907,829	—	—
Real estate	127,711,914	—	—
Total common stocks	6,200,027,021	219,935,635	8,147,892
Purchased options outstanding	—	1,733,693	—
Warrants	—	—	—
Short-term investments	43,565,733	50,622,041	—
Totals by level	$6,243,592,754	$272,291,369	$8,147,892

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(1,138,714)	$—
Totals by level	$—	$(1,138,714)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 21

Statement of assets and liabilities 1/31/20 (Unaudited)
ASSETS
Investment in securities, at value, including $47,121,949 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $3,881,863,812)	$6,431,918,207
Affiliated issuers (identified cost $92,113,808) (Notes 1 and 5)	92,113,808
Cash	19,772
Foreign currency (cost $28) (Note 1)	29
Dividends, interest and other receivables	2,180,208
Foreign tax reclaim	176,037
Receivable for shares of the fund sold	6,520,760
Receivable for investments sold	69,436,170
Prepaid assets	78,111
Total assets	6,602,443,102

LIABILITIES
Payable for investments purchased	50,919,618
Payable for shares of the fund repurchased	5,859,291
Payable for compensation of Manager (Note 2)	3,234,573
Payable for custodian fees (Note 2)	57,135
Payable for investor servicing fees (Note 2)	1,636,261
Payable for Trustee compensation and expenses (Note 2)	1,627,775
Payable for administrative services (Note 2)	59,112
Payable for distribution fees (Note 2)	1,266,469
Written options outstanding, at value (premiums $8,548,728) (Note 1)	1,138,714
Collateral on securities loaned, at value (Note 1)	49,528,075
Collateral on certain derivative contracts, at value (Notes 1 and 8)	980,000
Other accrued expenses	435,189
Total liabilities	116,742,212

Net assets	$6,485,700,890

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,760,642,452
Total distributable earnings (Note 1)	2,725,058,438
Total — Representing net assets applicable to capital shares outstanding	$6,485,700,890

(Continued on next page)

22 Growth Opportunities Fund

Statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($5,005,026,446 divided by 123,444,459 shares)	$40.54
Offering price per class A share (100/94.25 of $40.54)*	$43.01
Net asset value and offering price per class B share ($58,162,655 divided by 1,746,205 shares)**	$33.31
Net asset value and offering price per class C share ($171,704,704 divided by 5,051,979 shares)**	$33.99
Net asset value, offering price and redemption price per class R share
($13,491,098 divided by 347,469 shares)	$38.83
Net asset value, offering price and redemption price per class R5 share
($2,063,735 divided by 48,054 shares)	$42.95
Net asset value, offering price and redemption price per class R6 share
($363,214,114 divided by 8,476,254 shares)	$42.85
Net asset value, offering price and redemption price per class Y share
($872,038,138 divided by 20,485,676 shares)	$42.57

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 23

Statement of operations Six months ended 1/31/20 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $46,954)	$30,493,793
Interest (including interest income of $611,012 from investments in affiliated issuers) (Note 5)	634,871
Securities lending (net of expenses) (Notes 1 and 5)	278,011
Total investment income	31,406,675

EXPENSES
Compensation of Manager (Note 2)	17,877,808
Investor servicing fees (Note 2)	4,684,353
Custodian fees (Note 2)	28,501
Trustee compensation and expenses (Note 2)	95,408
Distribution fees (Note 2)	7,079,998
Administrative services (Note 2)	98,041
Other	749,465
Total expenses	30,613,574

Expense reduction (Note 2)	(51,548)
Net expenses	30,562,026

Net investment income	844,649

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	170,674,037
Foreign currency transactions (Note 1)	(17,891)
Written options (Note 1)	12,573,370
Total net realized gain	183,229,516
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	507,177,992
Assets and liabilities in foreign currencies	(220)
Written options	(5,116,906)
Total change in net unrealized appreciation	502,060,866

Net gain on investments	685,290,382

Net increase in net assets resulting from operations	$686,135,031

The accompanying notes are an integral part of these financial statements.

24 Growth Opportunities Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Six months ended 1/31/20*	Year ended 7/31/19
Operations
Net investment income (loss)	$844,649	$(7,546,258)
Net realized gain on investments
and foreign currency transactions	183,229,516	234,545,977
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	502,060,866	504,388,553
Net increase in net assets resulting from operations	686,135,031	731,388,272
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(115,982)
Class R5	—	(1,574)
Class R6	—	(639,038)
Class Y	—	(1,428,624)
From net realized long-term gain on investments
Class A	(180,478,648)	(275,572,737)
Class B	(2,612,038)	(5,395,987)
Class C	(7,288,168)	(11,302,727)
Class M	—	(2,531,148)
Class R	(495,177)	(773,600)
Class R5	(62,579)	(89,022)
Class R6	(11,638,169)	(11,416,205)
Class Y	(29,038,775)	(37,715,674)
Increase from capital share transactions (Note 4)	181,677,776	343,724,446
Total increase in net assets	636,199,253	728,130,400

NET ASSETS
Beginning of period	5,849,501,637	5,121,371,237
End of period	$6,485,700,890	$5,849,501,637

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
January 31, 2020 **	$37.72	—[d]	4.32	4.32	—	(1.50)	(1.50)	$40.54	11.76*	$5,005,026	.52*	— *e	21*
July 31, 2019	35.44	(.05)	4.71	4.66	—[d]	(2.38)	(2.38)	37.72	14.39	4,586,742	1.03	(.15)	40
July 31, 2018	28.92	(.01)	7.12	7.11	(.08)	(.51)	(.59)	35.44	24.91	4,146,380.91		(.02)	73
July 31, 2017	23.95	.14[f]	4.83	4.97	—[d]	—	—[d]	28.92	20.76	3,504,855.93		.52[f]	70
July 31, 2016	25.11	.02	.13	.15	(.06)	(1.25)	(1.31)	23.95	.72	433,488	1.08[g]	.07[g]	65
July 31, 2015	25.68	—[d]	3.15	3.15	(.13)	(3.59)	(3.72)	25.11	12.82	469,652	1.09	.02	68
Class B
January 31, 2020 **	$31.36	(.12)	3.57	3.45	—	(1.50)	(1.50)	$33.31	11.36*	$58,163	.90 *	(.37)*	21*
July 31, 2019	30.09	(.26)	3.91	3.65	—	(2.38)	(2.38)	31.36	13.54	60,486	1.78	(.89)	40
July 31, 2018	24.75	(.21)	6.06	5.85	—	(.51)	(.51)	30.09	23.95	74,078	1.66	(.76)	73
July 31, 2017	20.65	(.05) [f]	4.15	4.10	—	—	—	24.75	19.85	76,969	1.68	(.22) [f]	70
July 31, 2016	21.93	(.14)	.11	(.03)	—	(1.25)	(1.25)	20.65	(.02)	18,341	1.83[g]	(.68) [g]	65
July 31, 2015	22.90	(.16)	2.78	2.62	—	(3.59)	(3.59)	21.93	11.97	20,482	1.84	(.73)	68
Class C
January 31, 2020 **	$31.98	(.12)	3.63	3.51	—	(1.50)	(1.50)	$33.99	11.33*	$171,705	.90 *	(.37)*	21*
July 31, 2019	30.63	(.27)	4.00	3.73	—	(2.38)	(2.38)	31.98	13.56	153,943	1.78	(.90)	40
July 31, 2018	25.18	(.21)	6.17	5.96	—	(.51)	(.51)	30.63	23.98	137,534	1.66	(.76)	73
July 31, 2017	21.01	(.06) [f]	4.23	4.17	—	—	—	25.18	19.85	144,159	1.68	(.24) [f]	70
July 31, 2016	22.29	(.14)	.11	(.03)	—	(1.25)	(1.25)	21.01	(.01)	33,055	1.83[g]	(.68) [g]	65
July 31, 2015	23.22	(.17)	2.83	2.66	—	(3.59)	(3.59)	22.29	11.97	31,265	1.84	(.74)	68
Class R
January 31, 2020 **	$36.23	(.04)	4.14	4.10	—	(1.50)	(1.50)	$38.83	11.63*	$13,491	.65*	(.12)*	21*
July 31, 2019	34.22	(.13)	4.52	4.39	—	(2.38)	(2.38)	36.23	14.10	11,933	1.28	(.39)	40
July 31, 2018	27.95	(.08)	6.88	6.80	(.02)	(.51)	(.53)	34.22	24.60	13,833	1.16	(.27)	73
July 31, 2017	23.20	.06[f]	4.69	4.75	—	—	—	27.95	20.47	11,467	1.18	.24[f]	70
July 31, 2016	24.38	(.04)	.12	.08	(.01)	(1.25)	(1.26)	23.20	.47	2,928	1.33[g]	(.18) [g]	65
July 31, 2015	25.08	(.06)	3.07	3.01	(.12)	(3.59)	(3.71)	24.38	12.55	4,174	1.34	(.23)	68
Class R5
January 31, 2020 **	$39.82	.05	4.58	4.63	—	(1.50)	(1.50)	$42.95	11.92*	$2,064	.39*	.12*	21*
July 31, 2019	37.22	.06	4.96	5.02	(.04)	(2.38)	(2.42)	39.82	14.71	1,588.76		.15	40
July 31, 2018	30.27	.09	7.46	7.55	(.09)	(.51)	(.60)	37.22	25.27	2,712.63		.27	73
July 31, 2017	24.99	.20[f]	5.08	5.28	—	—	—	30.27	21.13	2,389.63		.78[f]	70
July 31, 2016	26.13	.09	.15	.24	(.13)	(1.25)	(1.38)	24.99	1.06	9,912	.77[g]	.38[g]	65
July 31, 2015	26.60	.08	3.26	3.34	(.22)	(3.59)	(3.81)	26.13	13.15	10,542.79		.32	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Growth Opportunities Fund	Growth Opportunities Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class R6
January 31, 2020 **	$39.72	.07	4.56	4.63	—	(1.50)	(1.50)	$42.85	11.95*	$363,214	.34*	.18*	21*
July 31, 2019	37.19	.08	4.96	5.04	(.13)	(2.38)	(2.51)	39.72	14.83	279,329.66		.21	40
July 31, 2018	30.31	.12	7.47	7.59	(.20)	(.51)	(.71)	37.19	25.40	150,112.53		.35	73
July 31, 2017	25.01	.23[f]	5.09	5.32	(.02)	—	(.02)	30.31	21.30	95,571.53		.86[f]	70
July 31, 2016	26.17	.11	.14	.25	(.16)	(1.25)	(1.41)	25.01	1.09	33,780	.67[g]	.47[g]	65
July 31, 2015	26.62	.11	3.26	3.37	(.23)	(3.59)	(3.82)	26.17	13.26	25,983.69		.40	68
Class Y
January 31, 2020 **	$39.49	.05	4.53	4.58	—	(1.50)	(1.50)	$42.57	11.89*	$872,038	.40 *	.13*	21*
July 31, 2019	36.98	.03	4.95	4.98	(.09)	(2.38)	(2.47)	39.49	14.71	716,621.78		.09	40
July 31, 2018	30.16	.08	7.41	7.49	(.16)	(.51)	(.67)	36.98	25.18	561,997.66		.22	73
July 31, 2017	24.91	.19[f]	5.07	5.26	(.01)	—	(.01)	30.16	21.10	359,777.68		.71[f]	70
July 31, 2016	26.07	.07	.15	.22	(.13)	(1.25)	(1.38)	24.91	.97	116,717	.83[g]	.31[g]	65
July 31, 2015	26.54	.07	3.25	3.32	(.20)	(3.59)	(3.79)	26.07	13.09	91,881.84		.25	68

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Amount represents less than 0.01% of average net assets.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets
Class A	$0.09	0.35%
Class B	0.08	0.36
Class C	0.08	0.34
Class R	0.08	0.32
Class R5	0.10	0.39
Class R6	0.08	0.30
Class Y	0.08	0.30

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

28 Growth Opportunities Fund	Growth Opportunities Fund 29

Notes to financial statements 1/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through January 31, 2020.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only

30 Growth Opportunities Fund

with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Growth Opportunities Fund 31

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to gain exposure to securities.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

32 Growth Opportunities Fund

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $49,528,075 and the value of securities loaned amounted to $47,121,949.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $7,385,866 to its fiscal year ending July 31, 2020 of late year ordinary losses ((i) ordinary losses recognized

Growth Opportunities Fund 33

between January 1, 2019 and July 31, 2019, and (ii) specified ordinary and currency losses recognized between November 1, 2018 and July 31, 2019).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $3,972,061,339, resulting in gross unrealized appreciation and depreciation of $2,578,909,301 and $28,077,339, respectively, or net unrealized appreciation of $2,550,831,962.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index each measured over the performance period. On October 24, 2016, Putnam Voyager Fund, a mutual fund managed by Putnam Management, was merged into the fund. Effective upon the closing of the merger, Putnam Management contractually agreed that the performance adjustment for the fund will be calculated based on the historical performance of whichever fund (the fund or Putnam Voyager Fund) has the relatively lower performance for the relevant period before the closing of the merger, rather than based solely on the performance of the fund. The maximum annualized performance adjustment rate is +/- 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

34 Growth Opportunities Fund

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.298% of the fund’s average net assets, which included an effective base fee of 0.275% and an increase of 0.023% ($1,359,006) based on performance.

Putnam Management has contractually agreed, through November 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,773,754	Class R5	1,298
Class B	46,283	Class R6	76,845
Class C	127,607	Class Y	627,864
Class M	20,745	Total	$4,684,353
Class R	9,957

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $27,086 under the expense offset arrangements and by $24,462 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $4,265, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Growth Opportunities Fund 35

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$5,873,720
Class B	1.00%	1.00%	287,865
Class C	1.00%	1.00%	795,125
ClassM *	1.00%	0.75%	92,297
Class R	1.00%	0.50%	30,991
Total			$7,079,998

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $204,032 and $1,273 from the sale of class A and class M shares, respectively, and received $5,862 and $865 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $325 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,246,014,686	$1,292,895,884
U.S. government securities (Long-term)	—	—
Total	$1,246,014,686	$1,292,895,884

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36 Growth Opportunities Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	4,822,719	$184,833,472	8,774,298	$304,217,845
Shares issued in connection with
reinvestment of distributions	4,530,060	170,201,302	8,196,935	260,662,720
	9,352,779	355,034,774	16,971,233	564,880,565
Shares repurchased	(7,496,280)	(287,580,296)	(12,377,701)	(427,845,364)
Net increase	1,856,499	$67,454,478	4,593,532	$137,035,201

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	27,334	$862,340	133,513	$3,765,716
Shares issued in connection with
reinvestment of distributions	80,010	2,472,319	192,014	5,101,643
	107,344	3,334,659	325,527	8,867,359
Shares repurchased	(289,621)	(9,073,266)	(858,536)	(24,716,553)
Net decrease	(182,277)	$(5,738,607)	(533,009)	$(15,849,194)

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	616,314	$19,971,994	1,494,683	$43,999,217
Shares issued in connection with
reinvestment of distributions	204,869	6,460,146	368,756	9,989,512
	821,183	26,432,140	1,863,439	53,988,729
Shares repurchased	(583,678)	(18,850,646)	(1,538,795)	(45,484,191)
Net increase	237,505	$7,581,494	324,644	$8,504,538

	SIX MONTHS ENDED 1/31/20 *		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	23,694	$794,181	101,827	$2,977,986
Shares issued in connection with
reinvestment of distributions	—	—	87,876	2,496,774
	23,694	794,181	189,703	5,474,760
Shares repurchased	(1,180,353)	(41,092,031)	(118,779)	(3,669,123)
Net increase (decrease)	(1,156,659)	$(40,297,850)	70,924	$1,805,637

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	64,054	$2,342,082	75,238	$2,422,939
Shares issued in connection with
reinvestment of distributions	13,290	478,294	21,824	667,611
	77,344	2,820,376	97,062	3,090,550
Shares repurchased	(59,232)	(2,167,590)	(171,983)	(5,805,630)
Net increase (decrease)	18,112	$652,786	(74,921)	$(2,715,080)

Growth Opportunities Fund 37

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	9,423	$382,535	4,776	$176,248
Shares issued in connection with
reinvestment of distributions	1,573	62,579	2,704	90,596
	10,996	445,114	7,480	266,844
Shares repurchased	(2,831)	(111,616)	(40,454)	(1,478,824)
Net increase (decrease)	8,165	$333,498	(32,974)	$(1,211,980)

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,090,897	$84,798,977	4,187,366	$154,660,619
Shares issued in connection with
reinvestment of distributions	285,970	11,347,294	360,319	12,034,650
	2,376,867	96,146,271	4,547,685	166,695,269
Shares repurchased	(933,818)	(37,834,994)	(1,551,338)	(57,212,667)
Net increase	1,443,049	$58,311,277	2,996,347	$109,482,602

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,871,479	$156,175,464	6,317,700	$229,562,367
Shares issued in connection with
reinvestment of distributions	648,054	25,552,761	1,014,159	33,700,515
	4,519,533	181,728,225	7,331,859	263,262,882
Shares repurchased	(2,182,753)	(88,347,525)	(4,378,540)	(156,590,160)
Net increase	2,336,780	$93,380,700	2,953,319	$106,672,722

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/19	cost	proceeds	income	of 1/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$29,571,165	$368,295,548	$348,338,638	$367,474	$49,528,075
Putnam Short Term
Investment Fund**	83,190,622	370,989,819	411,594,708	611,012	42,585,733
Total Short-term
investments	$112,761,787	$739,285,367	$759,933,346	$978,486	$92,113,808

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

38 Growth Opportunities Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$2,300,000
Written equity option contracts (contract amount)	$2,300,000
Warrants (number of warrants)	6,349

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$1,733,693	Payables	$1,138,714
Total		$1,733,693		$1,138,714

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$(5,637,754)	$(5,637,754)
Total	$(5,637,754)	$(5,637,754)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$3,133,269	$3,133,269
Total	$3,133,269	$3,133,269

Growth Opportunities Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan Chase Bank N.A.	Total
Assets:
Purchased options **#	$1,733,693	$1,733,693
Total Assets	$1,733,693	$1,733,693
Liabilities:
Written options #	$1,138,714	$1,138,714
Total Liabilities	$1,138,714	$1,138,714
Total Financial and Derivative Net Assets	$594,979	$594,979
Total collateral received (pledged)†##	$594,979
Net amount	$—
Controlled collateral received (including
TBA commitments)**	$980,000	$980,000
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 Growth Opportunities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡ :
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

Growth Opportunities Fund 41

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

42 Growth Opportunities Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Growth Opportunities Fund 43

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

44 Growth Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA061 320188 3/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 6, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 6, 2020